CM ADVISORS FIXED INCOME FUND

Ticker CMFIX

A SERIES OF THE CM ADVISORS FAMILY OF FUNDS

PROSPECTUS

June 28, 2022

Managed By
Van Den Berg Management I, Inc.
(d/b/a CM Fund Advisors)
(the “Advisor”)
805 Las Cimas Parkway, Suite 305
Austin, Texas 78746

For questions or for Shareholder Services, please call 1-888-859-5856.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CM ADVISORS FIXED INCOME FUND

Fund Summary

INVESTMENT OBJECTIVE

The investment objective of the CM Advisors Fixed Income Fund (the “Fund”) is to seek to preserve capital and maximize total return.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.85%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses[1]	1.36%
Fee Waivers and Expense Reimbursements	(0.48%)
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	0.88%

[1]	“Total Annual Fund Operating Expenses” will not correlate to the ratios of expenses to average net assets in the Fund’s Financial Highlights, which reflect the operating expenses of the Fund and do not include “Acquired Fund Fees and Expenses.”
2	The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed until July 1, 2023 to waive its fees and to reimburse other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on securities sold short, Acquired Fund Fees and Expenses, and amounts, if any, under a Rule 12b-1 Plan) to not more than 0.87% of its average daily net assets. The Expense Limitation Agreement cannot be terminated prior to July 1, 2023 without the approval of the Board of Trustees (the “Board”) of the CM Advisors Family Funds (the “Trust”).

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and that the contractual agreement to waive management fees and reimburse other Fund expenses remains in effect only until July 1, 2023. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$90	$383	$699	$1,593

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

To meet its investment objective, the Fund invests primarily in U.S. dollar denominated fixed income securities that the Advisor believes are undervalued. The Fund may invest in all types of fixed income securities but will typically invest in fixed income securities such as corporate bonds, U.S. government securities and mortgage-backed securities. Under normal circumstances, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in fixed income investments, which include fixed income securities and shares of other registered investment companies (“RICs”) that invest primarily in fixed income securities. Fund shareholders will be provided with at least 60 days’ prior notice of any change in the foregoing policy.

While the Advisor considers potential income from fixed income securities (interest payments to be made on bonds and notes) when evaluating possible investments for the Fund, the Advisor’s primary criteria for fixed income securities relates to their appreciation potential. In selecting fixed income securities for the Fund, the Advisor generally:

●	Reviews the maturity, yield, and ratings from nationally recognized statistical rating organizations (e.g., Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”)) of a fixed income security, both independently and in relation to the Fund’s current portfolio;

●	Analyzes the current and projected financial and economic conditions of the issuer and the market for its securities using proprietary research models; and

●	Seeks to purchase fixed income securities that the Advisor believes (i) fit the desired mix of fixed income securities for the portfolio (e.g., the types of securities, maturities and yields then targeted for the Fund); and (ii) offer opportunities for price appreciation.

The Fund may, without limitation, purchase fixed income securities of any credit quality, maturity, or yield. Accordingly, the Fund may hold fixed income securities that receive the highest ratings from Moody’s, S&P, Fitch or a similar rating agency, and fixed income securities that receive lower or the lowest ratings. There is no limitation on the number or amount of lower-rated fixed income securities, such as high-yield or junk bonds, that the Fund may purchase. The Fund may also, without limitation, purchase fixed income securities in any sector and issued by any size company, municipality or government body.

While the Fund’s primary focus is investing in fixed income securities, the Fund may invest in cash or cash equivalent positions (e.g., money market funds, short-term U.S. Government obligations, commercial paper, and repurchase agreements) when the Advisor believes the fixed income securities markets offer limited investment opportunity or are overpriced. At times the Fund may hold a significant portion of its assets in cash or cash equivalent positions for extended periods of time while the Advisor waits for the fixed income securities markets to offer more attractive opportunities.

PRINCIPAL RISKS OF INVESTING IN THE FUND

All investments carry risks, and an investment in the Fund is no exception. No investment strategy works all of the time, and past performance is not necessarily indicative of future performance. You may lose money on your investment in the Fund. To help you understand the risks of investing in the Fund, the principal risks of an investment in the Fund are generally described below:

•	Market Events and Geopolitical Risk – Market risk refers to the risk that the value of securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets generally. The Fund’s performance per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund’s investment portfolio, national and international economic conditions, the war between Ukraine and Russia, and general fixed income market conditions. Certain market events could increase volatility and exacerbate market risk, such as changes in governments’ economic policies, political turmoil, environmental events, trade disputes, and epidemics, pandemics or other public health issues. For example, the novel coronavirus disease (COVID-19) that emerged in late 2019 continues to result in cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty, thus causing significant disruptions to global business activity and financial markets, the long-term effects of which are difficult to assess. Turbulence in financial markets, and reduced liquidity in equity, credit and fixed income markets for whatever reason may negatively affect many issuers domestically and around the world, and can result in trading halts, any of which could have an adverse impact on the Fund. During periods of market volatility, security prices (including securities held by the Fund) could fall drastically and rapidly and therefore adversely affect the Fund, and you could lose money over short- or long-term periods.

•	Income Risk – One of the Fund’s primary sources of income will be derived from the receipt of interest payments from fixed income securities. An economic downturn or an increase in interest rates may have a negative or adverse effect on an issuer’s ability to timely make payments of principal and interest. If the issuer fails to make timely interest and/or principal payments, then the Fund’s current income will be adversely affected and reduced.

•	Interest Rate Risk – The price of a fixed income security is dependent upon interest rates. The share price and total return of the Fund, when investing a significant portion of its assets in fixed income securities, will vary in response to changes in interest rates. A rise in interest rates will cause the value of fixed income securities to decrease. Conversely, a decrease in interest rates will cause the value of fixed income securities to increase. Consequently, changes in interest rates may have a significant effect on the Fund, including greater fluctuation in the Fund’s share price, especially if the Fund is holding a significant portion of its assets in fixed income securities that are particularly sensitive to interest rate fluctuations, such as fixed income securities with long-term maturities, zero coupon bonds, and debentures. There is presently uncertainty as to the pace at which interest rates may change. This risk may be heightened given the likelihood of increases in those interest rates in the future as the Federal Reserve continues to increase the federal funds rate after a period of historically low rates. A rise or potential rise in interest rates may cause the Fund to lose value and increase redemptions, which could require the Advisor to liquidate portfolio securities at disadvantageous prices and times, resulting in losses to the Fund.

●	Liquidity Risk – Liquidity risk is the risk that a particular investment cannot be sold at an advantageous time or price. For example, if a fixed income security is downgraded or drops in price, the market demand for that security may be limited, making that security difficult to sell. Additionally, the market for certain securities may become illiquid under adverse market or economic conditions, independent of any specific adverse changes in the conditions of a particular issuer. Investments in fixed income securities, including below investment grade securities, tend to involve greater liquidity risk.

●	Credit Risk – Credit risk is the risk that the issuer of a fixed income security (including corporate, government and mortgage-backed securities) will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. If the issuer fails to pay interest, the Fund’s income will be reduced. If the issuer fails to repay principal, the value of that security and of the Fund’s shares may be reduced. To the extent the Fund invests in lower rated fixed income securities, the Fund will be subject to a higher level of credit risk than a fund that invests only in the highest rated fixed income securities.

Corporate and municipal fixed income securities purchased by the Fund may be of any credit quality, maturity or yield. Accordingly, the Fund’s fixed income securities may include “investment grade” securities (those rated at least Baa by Moody’s, BBB by S&P or Fitch or, if not rated, of equivalent quality in the Advisor’s opinion). However, the Fund’s fixed income securities may also include lower-rated securities including, without limitation, high-yield securities (“junk bonds”) rated below Baa by Moody’s or BBB by S&P or Fitch (see “Junk Bonds or Lower-Rated Securities Risk” below). The Fund’s fixed income security investments are subject to risks of non-payment of interest and principal, the risk that bond demand in the marketplace will decrease periodically, and the risk that ratings of the various credit services (and the Advisor’s independent assessments of the securities’ creditworthiness) are or may become inaccurate.

●	Junk Bonds or Lower-Rated Securities Risk – Fixed income securities rated below Baa by Moody’s and BBB by S&P or Fitch are generally considered speculative in nature and are generally subject to greater risks with respect to the non-payment of interest and principal and greater market fluctuations than higher-rated fixed income securities. Lower-rated fixed income securities are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. These fixed income securities are considered below “investment-grade.” The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated fixed income securities, and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value. These risks can reduce the value of the Fund’s shares and the income it earns.

●	Maturity Risk – Maturity risk is another factor that can affect the value of the Fund’s fixed income security holdings. In general, but not in all cases, the longer the maturity of a fixed income security, the higher its yield and the greater its price sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. The Fund will be subject to greater maturity risk to the extent it is invested in fixed income securities with longer maturities.

●	Management Style Risk – The share price of the Fund changes daily based on the performance of the securities in which it invests. The ability of the Fund to meet its investment objective is directly related to the Advisor’s allocation of the Fund’s assets and selection of securities. The Advisor’s judgments about the attractiveness, value, and potential income and appreciation of particular fixed income securities, cash or cash equivalents or other securities in which the Fund invests may prove to be incorrect and there is no assurance that the Advisor’s judgment will produce the desired results. In addition, the Fund may allocate its assets so as to under-emphasize or over-emphasize fixed income securities, cash or cash equivalents, or other investments under the wrong market conditions, in which case the value of the Fund’s portfolio may be adversely affected.

●	Mortgage Risk – Because rising interest rates reduce the tendency of mortgage borrowers to prepay or refinance their loans, rising interest rates tend to increase the effective maturity of mortgage-related securities, resulting in greater losses when interest rates rise. This is known as extension risk. Conversely, falling interest rates may encourage borrowers to pay off or refinance their mortgages sooner than expected. This can reduce the effective maturity of mortgage-related securities and lower the returns of the Fund because the Fund will have to reinvest its assets at the lower prevailing interest rates. This is known as prepayment risk.

●	Regional and Sector Risk – Regional and sector risk is the risk that if the Fund invests heavily in securities within the same country, state, region, currency, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so focused. To the extent the Fund invests heavily in securities in any such area that experiences an adverse development, the value of the Fund’s portfolio may be negatively affected.

●	U.S. Government Obligations Risk – Securities issued by the U.S. government or its agencies are subject to risks related to the creditworthiness of the U.S. government. In addition, such securities may not be backed by the “full faith and credit” of the U.S. government, but rather by a right to borrow from the U.S. government or the creditworthiness of the issuer itself. The value of any such securities may fluctuate with changes in credit ratings and market perceptions of the U.S. government and the issuers of the securities, as well as interest rates and other risks applicable to fixed income securities generally.

●	Risks of Investments in Other RICs – To the extent that it invests in other RICs, the Fund incurs greater expenses, such as its own management fees and other operating expenses, than an investor would incur who invested directly in the RICs. The Fund’s investments in other RICs are subject to all of the underlying risks of such RICs. These include such general risks as market risk and management risk. In addition to these risks, the Fund’s investment in a closed-end fund or an exchange traded fund (“ETF”) is subject to the risk that the closed-end fund or ETF may trade at prices significantly different from its net asset value. Investments in a closed-end fund may be subject to liquidity risk (that is, the potential that the fund may be unable to dispose of the closed-end fund shares promptly or at a reasonable price).

PERFORMANCE SUMMARY

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad-based securities market index. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current to the most recent month end, is available by calling 1-888-859-5856.

CM Advisors Fixed Income Fund
Calendar Year Returns

The Fund’s year-to-date return through March 31, 2022 is 0.29%.

Quarterly Returns During This Time Period

Highest:	2.46% (quarter ended September 30, 2016)
Lowest:	(1.88)% (quarter ended December 31, 2018)

Average Annual Total Returns for Periods Ended December 31, 2021	One Year	Five Years	Ten Years
CM Advisors Fixed Income Fund
Return Before Taxes	3.06%	1.47%	1.69%
Return After Taxes on Distributions	2.04%	0.43%	0.74%
Return After Taxes on Distributions and Sale of Fund Shares	1.81%	0.71%	0.92%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	(1.54)%	3.57%	2.90%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as a 401(k) plan or an individual retirement account (IRA). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

MANAGEMENT OF THE FUND

Investment Advisor

Van Den Berg Management I, Inc. (d/b/a CM Fund Advisors)

Portfolio Managers

Arnold Van Den Berg and James D. Brilliant are primarily responsible for the day-to-day management of the Fund.

Name	Title with the Advisor	Length of Service to the Fund
Arnold Van Den Berg	Chairman of the Board, Chief Executive Officer, Co-Chief Investment Officer, Portfolio Manager and a Principal	Since October 17, 2011 and previously from the Fund’s Inception to 2009
James D. Brilliant	Chief Financial Officer, Co-Chief Investment Officer, Portfolio Manager and a Principal	Since September 30, 2015 and previously from the Fund’s Inception to 2009

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment

$2,500 ($1,000 for tax-deferred and tax-exempt accounts, including individual retirement accounts (“IRA”), and $100 for an automatic investment plan.)

Minimum Subsequent Investments

There is no minimum additional investment amount except for those participating in the automatic investment plan, for which the minimum subsequent investment is $100.

General Information

You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange is open for business. Transactions may be initiated by written request, by telephone or through your financial intermediary. Written requests to the Fund should be sent to the CM Advisors Fixed Income Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. For more information about purchasing and redeeming shares, please see “How to Buy Shares” and “How to Redeem Shares” in the Prospectus or call 1-888-859-5856 for assistance.

TAX INFORMATION

The Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. If you are investing through a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Other Information About the Fund’s Investment Objective, Investment Strategies and Related Risks

The investment objective of the Fund may be changed by the Board without shareholder approval upon at least 60 days’ prior written notice to shareholders. An investment in the Fund should not be considered a complete investment program. An investor’s needs will depend largely on his or her financial resources and individual investment goals and objectives. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investors who engage in short-term trading and/or other speculative strategies and styles will not find the Fund to be an appropriate investment vehicle.

The Fund will generally sell fixed income securities when the Advisor believes that they no longer represent attractive values or no longer fit the desired mix of securities for the Fund.

Portfolio turnover is a ratio that indicates how often the securities in a mutual fund’s portfolio change during a year’s time. In general, higher numbers indicate a greater number of changes, and lower numbers indicate a smaller number of changes. Although the investment strategies of the Fund emphasize longer-term investments that typically result in portfolio turnover of less than 100%, the Fund may, from time to time, have a higher portfolio turnover when the Advisor’s implementation of the Fund’s investment strategy or a temporary defensive position results in more frequent portfolio trading. Since trading equity securities normally costs the Fund a brokerage commission, high portfolio turnover may have a significant adverse impact on the Fund’s performance. In addition, because sales of securities in the Fund’s portfolio may result in taxable gain or loss, high portfolio turnover may result in significant tax consequences for shareholders. For example, if the Fund experiences high portfolio turnover in a given year, such turnover would likely result in short-term capital gains. Shareholders will be taxed on short-term capital gains at ordinary income tax rates.

To the extent the Fund makes investments regulated by the Commodity Futures Trading Commission (“CFTC”), it intends to do so in accordance with Rule 4.5 under the Commodity Exchange Act, as amended (“CEA”). Accordingly, the Advisor has filed a notice of eligibility for exclusion pursuant to Rule 4.5 from the definition of the term “commodity pool operator” and has represented that the Advisor will operate the Fund such that the Fund complies with the requirements of the Rule 4.5 exemption. As a result, the Advisor is not subject to registration or regulation as a commodity pool under the CEA. If the Fund is unable to comply with the requirements of Rule 4.5, it may be required to modify its investment strategies or the Advisor may be subject to CFTC registration requirements, either of which may have an adverse effect on the Fund.

Temporary Defensive Positions

The Fund may, from time to time, take a temporary defensive position that is inconsistent with its principal investment strategy in an attempt to respond to adverse market, economic, political, or other conditions. During such an unusual set of circumstances, the Fund may hold up to 100% of its portfolio in cash or cash equivalent positions (e.g., money market funds, short-term U.S. Government obligations, commercial paper, and repurchase agreements). When the Fund takes a temporary defensive position, it may not be able to achieve its investment objective.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (the “SAI”).

Management and Administration

Investment Advisor

Van Den Berg Management I, Inc. (d/b/a CM Fund Advisors) serves as the Fund’s investment advisor and manages the investments in the Fund’s portfolio. The Advisor’s principal office is located at 805 Las Cimas Parkway, Suite 305, Austin, Texas 78746. The Advisor has been engaged in the investment advisory business since 1974 under the assumed (d/b/a) names “Century Management”, “Century Management Financial Advisors” and “CM Fund Advisors.”

The Advisor has entered into an Investment Advisory Agreement with the Fund (the “Advisory Agreement”), under which the Advisor selects the securities and manages the investments for the Fund, subject to the oversight of the Board. Under the Advisory Agreement, the Fund pays the Advisor a monthly fee at the annual rate of 0.50% of its average daily net assets. The total management fee paid, as a percentage of average net assets, for the fiscal year ended February 28, 2022 was 0.02% for the Fund, net of fee waivers.

The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive its fees and to reimburse other expenses of the Fund, if necessary, in an amount that limits annual ordinary operating expenses (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on securities sold short, Acquired Fund Fees and Expenses, and amounts, if any, under a Rule 12b-1 Plan) to not more than 0.87% of the average daily net assets of the Fund, until July 1, 2023. It is expected that the Expense Limitation Agreements will continue from year-to-year provided such continuance is approved by the Board. The Expense Limitation Agreement may also be terminated by the Advisor or the Board at the end of the then current term upon not less than 90 days’ notice to the other party as set forth in the Expense Limitation Agreement.

The Fund is managed by Arnold Van Den Berg and Mr. James D. Brilliant, who became jointly and primarily responsible for the day-to-day management the Fund on September 30, 2015. Mr. Arnold Van Den Berg is Chief Executive Officer, Co-Chief Investment Officer, Portfolio Manager and a Principal of the Advisor. Mr. Arnold Van Den Berg founded the Advisor in 1974 and has worked in the investment management business since 1968. Mr. Arnold Van Den Berg previously served as co-manager of the Fund for the periods from the Fund’s inception to 2009 and from 2011 to the present. Mr. Brilliant is Chief Financial Officer, Co-Chief Investment Officer, Portfolio Manager and Principal of the Advisor. He is a Chartered Financial Analyst (CFA) and has been employed by the Advisor since 1986. Mr. Brilliant has more than 35 years of investment management and financial analysis experience. Mr. Brilliant has served as co-manager of the Fund for the periods from the Fund’s inception to 2009 and from 2015 to the present.

The Fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of shares of the Fund.

Board Approval of the Advisory Agreement

A discussion of the factors considered by the Board in its most recent approval of the Advisory Agreement for the Fund, including the Board’s conclusions with respect thereto, is available in the Fund’s Annual Report to shareholders for the fiscal year ended February 28, 2022. You may obtain a copy of the Fund’s Annual Report, without charge, upon request to the Fund.

Board of Trustees

The Fund is a series of the Trust, an open-end management investment company organized as a Delaware statutory trust on November 22, 2002. The Board supervises the operations of the Fund according to applicable state and federal law and is responsible for the overall management of the Fund’s business affairs.

Administrator and Transfer Agent

Ultimus Fund Solutions, LLC (the “Administrator” or the “Transfer Agent,” as appropriate), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund’s administrator, transfer agent and fund accounting agent. Management and administrative services of the Administrator include (i) providing office space, equipment and officers and clerical personnel to the Fund, (ii) obtaining valuations, calculating net asset values and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory, compliance and reporting services, (v) processing shareholder account transactions and disbursing dividends and distributions, and (vi) supervising custodial and other third-party services.

Custodian

U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, serves as the custodian of the Fund’s securities.

Distributor

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 is the principal underwriter for the Fund and serves as the exclusive agent for the distribution of Fund shares. The Distributor may sell the Fund’s shares to or through qualified securities dealers or other approved entities.

Other Expenses

In addition to the investment advisory fees, the Fund pays all expenses not expressly assumed by the Advisor, including, without limitation, the fees and expenses of its independent registered public accounting firm and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, SAIs and supplements thereto; the fees and expenses of its administrator and transfer agent; bank transaction charges and custody fees; any costs associated with shareholder meetings, including proxy solicitors’ fees and expenses; registration and filing fees; federal, state or local income or other taxes; interest; membership fees of any trade organizations to which the Trust may belong; fidelity bond and liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

How Net Asset Value is Determined

The net asset value (“NAV”) of the Fund’s shares is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) on each day that the NYSE is open for business. Currently, the NYSE is closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. To calculate the Fund’s NAV, its assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The Fund generally values its portfolio securities at their current market values determined on the basis of readily available market quotations. The Fund’s fixed-income securities are valued on the basis of prices provided by independent pricing services. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Board. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded, such as a small cap stock, or so recently issued that there have been no transactions for that security over an extended period of time; (ii) an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the portfolio security prior to the Fund’s NAV calculation; (iii) the value of a portfolio security, such as a fixed income security which may be valued within a matrix pricing system, cannot be made by analogy to a comparable security; (iv) the exchange on which the portfolio security is principally traded closes early; or (v) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund’s NAV calculation. Pursuant to policies adopted by the Board, the Advisor consults with the Administrator on a regular basis regarding the need for fair value pricing. The Fund’s policies regarding fair value pricing are intended to result in a calculation of the Fund’s NAV that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures, and the fair value price may differ substantially from the price at which the security may ultimately be traded or sold. The Board monitors the Fund’s use of fair value pricing, and periodically reviews the results of any fair valuation under the Fund’s policies. To the extent the assets of the Fund are invested in other investment companies that are registered under the Investment Company Act of 1940 and not traded on an exchange, the Fund’s NAV with respect to those assets is calculated based upon the NAV reported by such registered investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. If securities in which the Fund invests are listed primarily on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when you will not be able to purchase or redeem shares of the Fund.

Your order to purchase or redeem Fund shares is priced at the next NAV calculated after your order is received in proper form. See “How to Buy Shares” and “How to Redeem Shares” for instructions regarding the “proper form” for purchase and redemption orders, respectively.

How to Buy Shares

Shares of the Fund may be purchased without imposition of an initial sales charge. Such shares of the Fund are available for purchase every day the NYSE is open for business, at the Fund’s NAV next calculated after receipt of the purchase order in proper form. The Fund reserves the right to reject any purchase request and suspend its offering of shares at any time. If you purchase shares through a broker-dealer or other financial intermediary, you may be charged a fee by such broker-dealer or financial intermediary. Confirmations of all purchases or redemptions of Fund shares will be mailed to you if shares are purchased through the Fund. Certificates representing Fund shares are not issued.

Minimum Initial Investment

Shares of the Fund may be purchased directly through the Fund, by any account managed by the Advisor or by any broker-dealer or other financial intermediary authorized to sell shares of the Fund. The minimum initial investment for the Fund is generally $2,500 for taxable accounts and $1,000 for tax deferred and tax-exempt accounts. The minimum investment requirements for the Fund may be waived or reduced for any reason at the discretion of the Advisor. You may not use Automated Clearing House (“ACH”) transactions for your initial purchase of Fund shares.

Opening an Account

An account may be opened by mail or bank wire, as follows:

By Mail. To open a new account by mail:

●	Complete and sign the account application.

●	Enclose a check payable to the CM Advisors Fixed Income Fund.

●	Mail the application and the check to the Transfer Agent at the following address:

CM Advisors Family of Funds
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

When shares are purchased by check, the proceeds from the redemption of those shares may not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days from the date of purchase. If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or other fees incurred by the Fund or the Transfer Agent in the transaction. The Fund does not accept third-party checks, checks drawn on non-U.S. financial institutions, cash, drafts, money orders, cashier’s checks less than $10,000, traveler’s checks, credit card checks, “starter” checks or post-dated checks.

By sending your check to the Fund, please be aware that you are authorizing the Fund to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Fund receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Fund cannot post the transaction electronically, you authorize the Fund to present an image copy of your check for payment.

By Wire Transfer. To open a new account by wire transfer from your financial institution, call the Transfer Agent at 1-888-859-5856. A representative will assist you in obtaining an account application by telecopy or mail, which must be completed, signed and telecopied or mailed to the Transfer Agent before payment by wire may be made.

The Fund requires advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion for a given trade date. Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing shares of the Fund. An order is considered received when the Fund receives payment by wire in proper form. However, the completed and signed account application must be mailed to the Transfer Agent on the same day the wire payment is made. See “Opening an Account – By Mail” above. Your financial institution may charge a fee for wiring funds.

Through Your Broker or Financial Institution. Shares of the Fund may be purchased through certain brokerage firms and financial institutions that are authorized to accept orders on behalf of the Fund and such organizations may be authorized to designate intermediaries to accept orders on behalf of the Fund. Orders will be priced at the NAV next determined after your order is received by such organization, or its authorized designee, in proper form. In addition, orders will be deemed to have been received by the Fund when the authorized broker, or broker-authorized designee, receives your purchase order. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund. These organizations may be the shareholders of record of your shares. Such investors should consult with their financial intermediary regarding any commissions and other fees and expenses of the shares being purchased. The Fund is not responsible for ensuring that these organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

Subsequent Investments

Once an account is opened, additional purchases of Fund shares may be made at any time. When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

●	the name of the Fund,

●	the dollar amount of shares to be purchased,

●	a completed purchase application or investment stub, and

●	a check payable to the “CM Advisors Fixed Income Fund”

There is no minimum additional investment amount except for those participating in an automatic investment plan described below. Additional purchases may be made:

●	By sending a check, made payable to the CM Advisors Fixed Income Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Be sure to note your account number on the memo line of your check. Ultimus Fund Solutions, LLC, the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any check or electronic payment returned to the transfer agent for insufficient funds.

●	By ACH Purchase: Current shareholders may purchase additional shares via ACH. To have this option added to your account, please send a letter to the Fund requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutional that are ACH members may be used for these transactions

●	By wire transfer from your financial institution as described under “Opening an Account – By Wire Transfer.” Shareholders are required to call the Transfer Agent at 1-888-859-5856 before wiring funds.

●	Through your brokerage firm or other financial institution.

Automatic Investment Plan and Direct Deposit Plan

You may make automatic monthly or quarterly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum investment must be $100 under the automatic investment plan and investments are made on the 15th (or first business day thereafter if the 15th falls on a weekend or holiday) and/or last business day of the month. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days’ written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account. Your employer may offer a direct deposit plan which will allow you to have all or a portion of your paycheck transferred automatically to purchase shares of the Fund. Please call 1-888-859-5856 for more information.

Purchases in Kind

The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Fund based upon the suitability of the securities as an investment for the Fund, the marketability of such securities, and other factors which the Fund may deem appropriate. If accepted, the securities will be valued using the same criteria and methods utilized for valuing securities to compute the Fund’s NAV.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

●	Name;

●	Date of birth (for individuals);

●	Residential or business street address (although post office boxes are still permitted for mailing); and

●	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. In each case, your redemption proceeds may be worth more or less than your original investment. The Fund will not be responsible for any loss incurred due to the Fund’s inability to verify your identity.

Frequent Trading Policies

Frequent purchases and redemptions (“Frequent Trading”) of shares of the Fund by a shareholder may harm other Fund shareholders by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of the Fund’s shares.

The Fund discourages and does not accommodate frequent purchases or redemptions of Fund shares that result in disruptive trading.

The Board has adopted policies and procedures in an effort to detect and prevent market timing in the Fund. The Fund, through its service providers, monitors shareholder trading activity to ensure compliance with the Fund’s policies. The Fund prepares reports illustrating purchase and redemption activity to detect market timing activity. When monitoring shareholder purchases and redemptions, the Fund does not apply a quantitative definition to Frequent Trading. Instead, the Fund uses a subjective approach that permits it to reject any purchase order that it believes may be indicative of market timing or disruptive trading. The right to reject a purchase order applies to any purchase order, including a purchase order placed by a financial intermediary. The Fund may also modify any terms or conditions of purchase of Fund shares or withdraw all or any part of the offering made by this Prospectus. The Fund’s policies and procedures to prevent market timing are applied uniformly to all shareholders. These actions, in the Board’s opinion, should help reduce the risk of abusive trading in the Fund.

When financial intermediaries establish omnibus accounts in the Fund for their clients, the Fund may not be able to monitor the individual clients’ trading activity. The Fund reviews trading activity at the omnibus account level and looks for activity that may indicate potential Frequent Trading or market timing. If the Fund detects suspicious trading activity, the Fund will seek the assistance of the intermediary to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Fund shares by the intermediary and/or its client. Intermediaries may apply frequent trading policies that differ from those described in this Prospectus. If you invest in the Fund through an intermediary, please read that firm’s program materials carefully to learn of any rules or fees that may apply.

Although the Fund has taken steps to discourage Frequent Trading of Fund shares, it cannot guarantee that such trading will not occur.

How to Redeem Shares

Shares of the Fund may be redeemed on any day on which the Fund computes its NAV. Shares are redeemed at its NAV next determined after receipt of your redemption request in proper form. Redemption requests may be made by mail or by telephone.

Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

●	The request should indicate the number of shares or dollar amount to be redeemed;

●	The request must identify your account number;

●	The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

●	If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 15 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

By Mail

You may redeem shares by mailing a written request to CM Advisors Family of Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Written requests must state the shareholder’s name, the name of the Fund, the account number and the shares or dollar amount to be redeemed and be signed exactly as the shares are registered.

If the shares to be redeemed have a value of greater than $50,000, or if the payment of the proceeds of a redemption of any amount is to be sent to a person other than the shareholder of record, to a bank other than the bank of record, or to an address other than that on record with the Fund, you must have all signatures on written redemption requests guaranteed. If the name(s) or the address on your account has changed within the previous 15 days of your redemption request, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which participates in the Securities Transfer Agents Medallion Program (“STAMP Medallion”) program sponsored by the Securities Transfer Association. Signature guarantees are required for any redemption transmitted by federal wire transfer to a bank other than the bank of record. Signature guarantees from financial institutions which do not participate in the STAMP Medallion program will not be accepted. A notary public cannot provide a signature guarantee. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent’s procedures may be obtained by calling the Transfer Agent.

By Telephone

The telephone redemption privilege is automatically available to all new accounts. You may redeem shares having a value of $50,000 or less by telephone by calling the Transfer Agent at 1-888-859-5856.

If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Fund. Account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above. Upon request, redemption proceeds of $100 or more may be transferred electronically from an account you maintain with a financial institution by an Automated Clearing House (“ACH”) transaction. The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. “Reasonable procedures” include but are not limited to the Transfer Agent confirming that the account is eligible for telephone transactions, requesting some form of personal identification (e.g., social security number, date of birth, etc.) from you prior to acting on telephonic instructions, and getting a verbal confirmation from you on a recorded line at the time of the transaction. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. Neither the Fund nor its transfer agent will be held liable if you are unable to place your trade due to high call volume.

By Wire Transfer

Redemption requests may direct that the proceeds be wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. If your instructions request a redemption by wire, you will be charged a $15 processing fee by the Custodian. The Fund reserves the right, upon 30 days’ written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the address of record for the account.

Through Your Broker or Financial Institution

You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund. Your redemption will be processed at the NAV next determined after your order is received by such organization, or its authorized designee, in proper form. In addition, orders will be deemed to have been received by the Fund when the authorized broker, or broker-authorized designee, receives the redemption order. NAV is normally determined at 4:00 p.m., Eastern time. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

Payment

The length of time the Fund typically expects to pay redemption proceeds is the same regardless of whether the payment is made by check, wire or ACH. The Fund expects to pay redemption proceeds for shares redeemed within the following days after receipt by the Transfer Agent of a redemption request in proper form:

●	For payment by check, the Fund expects to mail the check within one to three business days; and

●	For payment by wire or ACH, the Fund expects to process the payment within one to three business days.

Payment of redemption proceeds may take longer than the time the Fund typically expects and may take up to 7 days as permitted under the 1940 Act. Under unusual circumstances as permitted by the SEC, the Fund may suspend the right of redemption or delay payment of redemption proceeds for more than 7 days. When shares are purchased by check or through ACH, the proceeds from the redemption of those shares will not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

Minimum Account Balance

Due to the high cost of maintaining shareholder accounts, the Fund may involuntarily redeem shares in an account, and pay the proceeds to the shareholder, if the shareholder’s activity causes the account balance to fall below the minimum initial investment amount (see “Minimum Initial Investment” above). This does not apply, however, if the balance falls below the minimum solely because of a decline in the Fund’s NAV. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement.

Other Redemption Information

Generally, all redemptions will be paid in cash. The Fund typically expects to satisfy redemption requests by using holdings of cash or cash equivalents or selling portfolio assets. On a less regular basis and if the Advisor believes it is in the best interest of the Fund and its shareholders not to sell portfolio assets, the Fund may satisfy redemption requests by using short-term borrowing from the Fund’s custodian, if available. These methods normally will be used during both regular and stressed market conditions. In addition to paying redemption proceeds in cash, the Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” Redemptions in kind will be made only under extraordinary circumstances and if the Fund deems it advisable for the benefit of all shareholders, such as a very large redemption that could affect Fund operations (for example, a redemption of more than 1% of the Fund’s net assets). A redemption in kind will consist of securities equal in market value to the Fund shares being redeemed, using the same valuation procedures that the Fund uses to compute its NAV. Redemption in kind proceeds will typically be made by delivering a pro-rata amount of the Fund’s holdings to the redeeming shareholder within 7 days after the Fund’s receipt of the redemption order in proper form. If the Fund redeems your shares in kind, you will bear the market risks associated with maintaining or selling the securities that are transferred as redemption proceeds. In addition, when you sell these securities, you may pay any applicable taxes and brokerage charges associated with selling the securities.

Distributions

The Fund expects to distribute substantially all of its net investment income to its shareholders quarterly and its net realized capital gains at least annually. Absent instructions to pay distributions in cash, distributions will be reinvested automatically in additional shares of the Fund.

Federal Taxes

The following information is meant as a general summary for U.S. taxpayers. Additional information appears in the SAI. Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences of investing in the Fund.

Shareholders may elect to receive dividends from net investment income or capital gain distributions, if any, in cash or reinvest them in additional Fund shares. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions, regardless of whether distributions are paid by the Fund in cash or are reinvested in additional Fund shares.

The Fund intends to make distributions that may be taxed as ordinary income and capital gains (which may be taxable at different rates depending on the length of time the Fund holds its assets). Distributions attributable to net investment income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long a shareholder has held Fund shares. Distributions may be subject to state and local taxes, as well as federal taxes.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder’s holding period for the Fund shares. An exchange of shares is treated as a sale and any gain may be subject to tax.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax (presently at the rate of 24%) for all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld by the Fund may be credited against a shareholder’s U.S. federal income tax liability.

You will normally be notified by February 15 of each year about the federal tax status of distributions made by the Fund during the prior year. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes.

As part of the Emergency Economic Stabilization Act of 2008, mutual fund companies, including the Fund, are required to report cost basis information to the Internal Revenue Service (“IRS”) on Form 1099-B for any sale of mutual fund shares acquired after January 1, 2012 (“Covered Shares”). Under these regulations, the Fund must select a default cost basis calculation method and apply that method to the sale of Covered Shares unless an alternate IRS-approved method is specifically elected in writing by the shareholder. Average cost basis (“Average Cost”), which is the mutual fund industry standard, has been selected as the Fund’s default cost basis calculation method. If a shareholder determines that an IRS-approved cost basis calculation method other than the Fund’s default method of Average Cost is more appropriate, that shareholder must contact the Fund at the time of or in advance of the sale of Covered Shares that are to be subject to that alternate election. IRS regulations do not permit the change of a cost basis election on previously executed trades. All Covered Shares purchased in non-retirement accounts are subject to cost basis reporting.

Shareholders should consult with their own tax advisors about federal, state and local tax consequences of an investment in the Fund.

Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by BBD, LLP, whose report, along with the Fund’s financial statements, is included in the Annual Report to shareholders, which may be obtained at no charge by calling the Fund or by visiting the Fund’s website.

CM ADVISORS FIXED INCOME FUND

Per share data for a share outstanding throughout each year:

	Years Ended
	February 28,		February 28,		February 29,	February 28,	February 28,
	2022		2021		2020	2019	2018
Net asset value at beginning of year	$10.92		$10.89		$10.90	$11.20	$11.57

Income (loss) from investment operations:
Net investment income	0.26		0.16		0.22	0.31	0.28
Net realized and unrealized gains (losses) on investments	(0.13)		0.05	(a)	0.01	(0.25)	(0.23)
Total from investment operations	0.13		0.21		0.23	0.06	0.05

Less distributions from:
Net investment income	(0.27)		(0.18)		(0.24)	(0.30)	(0.29)
Net realized gains	—		—		—	(0.06)	(0.13)
Total distributions	(0.27)		(0.18)		(0.24)	(0.36)	(0.42)

Net asset value at end of year	$10.78		$10.92		$10.89	$10.90	$11.20

Total return (b)	1.17%		1.92%		2.15%	0.55%	0.43%

Ratios and supplemental data:
Net assets at end of year (000’s)	$29,098		$32,434		$52,628	$64,219	$66,965
Ratio of total expenses to average net assets	1.35%		1.18%		0.96%	0.90%	0.87%
Ratio of net expenses to average net assets	0.87	%(c)	0.96	%(c)	0.96%	0.90%	0.87%
Ratio of net investment income to average net assets	2.33	%(c)	1.44	%(c)	2.00%	2.75%	2.43%
Portfolio turnover rate	37%		4%		20%	28%	35%

(a)	Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting net asset value per share. This per share amount does not correlate to the aggregate of the net realized and unrealized losses on the Statement of Operations for the same period, primarily due to the timing of sales and redemptions of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratio was determined after investment advisory fee waivers.

Privacy Notice

FACTS	WHAT DOES THE CM ADVISORS FAMILY OF FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ Assets

■ Retirement Assets

■ Transaction History

■ Checking Account Information

■ Purchase History

■ Account Balances

■ Account Transactions

■ Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the CM Advisors Family of Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the CM Advisors Family of Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-859-5856

Who we are
Who is providing this notice?	CM Advisors Family of Funds Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the CM Advisors Family of Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the CM Advisors Family of Funds collect my personal information?

We collect your personal information, for example, when you:

■ Open an account

■ Provide account information

■ Give us your contact information

■ Make deposits or withdrawals from your account

■ Make a wire transfer

■ Tell us where to send the money

■ Tell us who receives the money

■ Show your government-issued ID

■ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

■ Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■ Affiliates from using your information to market to you

■ Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■ Van Den Berg Management I, Inc. (d/b/a CM Fund Advisors), the investment advisor to the CM Advisors Family of Funds, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ CM Advisors Family of Funds does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ CM Advisors Family of Funds does not jointly market.

For More Information

The SAI provides additional information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus.

Additional information about the Fund’s investments is available in the Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI, the Annual and Semi-Annual Reports or other information about the Fund, or to make inquiries about the Fund, please call Toll-Free

1-888-859-5856

This Prospectus, the SAI and the most recent Annual and Semi-Annual Reports are also available without charge on the Fund’s website at www.cmadvisorsfunds.com or upon written request to Van Den Berg Management I, Inc. (d/b/a CM Fund Advisors), 805 Las Cimas Parkway, Suite 305, Austin, Texas 78746.

Only one copy of a Prospectus or an Annual or Semi-Annual Report will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may request an additional copy of a Prospectus or an Annual or Semi-Annual Report at any time by calling or writing the Fund or by downloading free of charge at www.cmadvisorsfunds.com. You may also request that Householding be eliminated from all your required mailings.

Reports and other information about the Fund (including the SAI) are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. Copies of information on the Securities and Exchange Commission’s Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

CM Advisors Family of Funds Investment Company Act File Number: 811-21260